Vertex Energy Form 8-K

Exhibit 99.1

VERTEX ENERGY ANNOUNCES VOLUNTARY TERMINATION OF

ASSET DIVESTITURE AGREEMENT WITH SAFETY-KLEEN SYSTEMS

HOUSTON, TX., January 25, 2022 -- Vertex Energy, Inc. (NASDAQ: VTNR, “Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that the Company has entered into a mutual agreement with Safety-Kleen Systems, Inc. ("Safety-Kleen"), a subsidiary of Clean Harbors, Inc. ("Clean Harbors"), to terminate the previously announced planned divestiture of its used motor oil collection and recycling assets.

Following a prolonged period of regulatory review with the U.S. Federal Trade Commission, which both companies were actively engaged in, Vertex has determined that it is no longer in its best interest to pursue the transaction further, and Safety-Kleen has agreed to the termination.

“Given the considerable time and resources required to support what has become a costly and time consuming regulatory review of our planned asset divestiture to Safety-Kleen, we have decided to terminate the sale,” stated Benjamin P. Cowart, President and CEO of Vertex.

“Following the recent, successful completion of our convertible senior notes offering, and together with a planned future working capital facility, we expect to be sufficiently capitalized to fund both the previously announced planned acquisition of the Mobile refinery, together with expected capital improvements to the facility, all without the net cash proceeds that would have resulted from our asset divestiture to Safety-Kleen.”

“Currently, our used motor oil (UMO) and re-refining assets are performing well ahead of prior-year levels, given improved product spreads and margin realization. At a strategic level, these assets complement our planned entry into renewable diesel production at the Mobile refinery, consistent with our long-term commitment to a lower-carbon future. From here, the collective focus of our entire management team will be on a timely close of the Mobile refinery acquisition which is expected to close during the first quarter of 2022,” continued Mr. Cowart.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is a specialty refiner of alternative feedstocks and marketer of high-quality refined products. Vertex is one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Heartland (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements, but are not the exclusive means of identifying these statements and are subject to the safe harbor created by the Act. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements.

The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, certain mandatory redemption provisions of the recently sold senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to pay interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with KMTEX and Bunker One (USA), Inc.; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive, including IMO 2020; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; risks associated with the Company’s ability to complete the proposed purchase transaction of the Mobile refinery, as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; the expected benefits, output, financial metrics and production of proposed transactions; Vertex’s ability to satisfy closing conditions associated with the previously disclosed Mobile refinery acquisition; the Company’s ability to raise sufficient capital to complete the Mobile refinery acquisition and planned capital projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Mobile refinery acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the Mobile refinery acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Mobile Refinery acquisition transaction; difficulties and delays in integrating the Mobile refinery; and the Company’s plans for financing the Mobile refinery acquisition and planned projects. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT

Investor Relations

720.778.2415

IR@vertexenergy.com